EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Veritec Inc., a Nevada corporation (the “Company”) for the period ending December 31, 2022 as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), Van Tran, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge and belief:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

VERITEC, INC.

Date: February 14, 2023	By:	/s/ Van Tran
Van Tran
Chief Executive Officer
(Principal Financial Officer)